Exhibit 10.11

FIRST AMENDMENT TO PRINCIPAL INVESTORS AGREEMENT,

PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

AND STOCKHOLDERS AGREEMENT

This First Amendment (the “Amendment”), dated as of January 29, 2008, to the following agreements:

(i) the PRINCIPAL INVESTORS AGREEMENT (the “PIA”), dated as of March 29, 2007, by and among Broadcasting Media Partners, Inc. (the “Company”), Broadcast Media Partners Holdings, Inc., (“Midco”), Univision Communications Inc., as successor in interest to Umbrella Acquisition, Inc. (“Univision”); and each Person executing the PIA as a Principal Investor (collectively with their Permitted Transferees and so long as they are members of a Principal Investor Group, the “Principal Investors”);

(ii) the PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT (the “RRA”), dated as of March 29, 2007, by and among the Company, Midco, Univision and certain Persons who will be stockholders of the Company; and

(iii) the STOCKHOLDERS AGREEMENT (the “SHA” and together with the PIA and the RRA, the “Agreements”), dated as of March 29, 2007, by and among the Company, Midco, Univision and certain stockholders of the Company is made by and among the Company, Midco, Univision and the Principal Investors (collectively, the “Parties”).

WHEREAS, the Principal Investors have entered into a Services Agreement, dated as of January 29, 2008 and effective as of March 27, 2007, with SCG Investments IIB LLC (the “Services Agreement”) to employ its services on the terms set forth therein;

WHEREAS, in connection with the Services Agreement, the Principal Investors agreed to modify certain terms in the Agreements;

WHEREAS, the Parties, pursuant to their authority under Section 7.2 of the PIA, Section 7.2 of the RRA and Section 8.2 of the SHA, desire to effect an amendment to the Agreements to reflect changes resulting from the Services Agreement; and

WHEREAS, capitalized terms used but not defined herein shall have the meanings given thereto in the Agreements.

NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

1. Amendments to the Agreements.

(a) Part (iii) of the definitions of Strategic Investor Transaction in each of the PIA, RRA and SHA is hereby amended to read as follows:

(iii) if agreements related to such transaction are entered into with a Strategic Investor on or prior to January 25, 2009, the SCG Investors not being obligated to Sell Shares resulting, after giving effect to such Strategic Investor Transaction, in the SCG Investors, in the aggregate, holding Shares valued at an initial cost of less than $250,000,000);

(b) The last sentence of Section 2.1.1(iv) of the PIA is hereby amended and restated in its entirety to read as follows:

For the avoidance of doubt, permitting the SCG Investors to retain Shares after giving effect to a transaction involving a Strategic Investor (provided that an agreement with respect to such transaction is entered into on or prior to January 25, 2009) that have an initial cost of at least $250,000,000 shall not be deemed as Discrimination against the rights of a Principal Investor or a Principal Investor Group.

(c) Section 2.1.1(iv) of the PIA is hereby amended to add the following sentences to the end of the revised paragraph:

For the further avoidance of doubt, a Strategic Investor Transaction requires the approval of the Majority Principal Investors, without regard to whether or not a Principal Investor has a conflict of interest with respect to such a transaction. The preceding two sentences hereof may not be amended without the consent of the SCG Investors.

(d) Section 8.3 of the SHA is hereby amended to add the following to the end of the first sentence:

; provided that any Shares held by BMPI Services LLC shall not be taken into consideration when calculating Individual Sell Down Percentages.

2. Confirmation of the Agreement. Except as herein expressly amended, the Agreements are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their terms. Each reference in the Amendment to “the PIA,” “the RRA,” “the SHA” or “the Agreements” shall mean such Agreement as amended by this Amendment, and as hereinafter amended or restated.

3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed in such State without giving effect to the choice of law principles of such state that would require or permit the application of the laws of another jurisdiction.

4. Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.

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2

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment (or caused this Amendment to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first written above.

THE COMPANY:	BROADCASTING MEDIA PARTNERS, INC.

	By:	*
Name:
Title:

MIDCO:	BROADCAST MEDIA PARTNERS HOLDINGS, INC.

	By:	*
Name:
Title:

UNIVISION:	UNIVISION COMMUNICATIONS INC.

	By:	*
Name:
Title:

* The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ C. DOUGLAS KRANWINKLE
Name: C. Douglas Kranwinkle
Title: Executive Vice President, Law

[SIGNATURE PAGE TO AMENDMENT 1 TO PRINCIPAL INVESTORS AGREEMENT, REGISTRATION

RIGHTS AGREEMENT AND STOCKHOLDERS AGREEMENT]

MDP INVESTORS

MADISON DEARBORN CAPITAL PARTNERS IV, L.P.

By: Madison Dearborn Partners IV, L.P., its General Partner

By: Madison Dearborn Partners, LLC, its General Partner

By: *
Name: James N. Perry, Jr.
Its: Managing Director

MDCPIV INTERMEDIATE (UMBRELLA), L.P.

By: Madison Dearborn Partners IV, L.P. its General Partner

By: Madison Dearborn Partners, LLC, its General Partner

By: *
Name: James N. Perry, Jr.
Its: Managing Director

MADISON DEARBORN CAPITAL PARTNERS V-A, L.P.

By: Madison Dearborn Partners V-A&C, L.P., its General Partner

By: Madison Dearborn Partners, LLC, its General Partner

By: *
Name: James N. Perry, Jr.
Its: Managing Director

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RIGHTS AGREEMENT AND STOCKHOLDERS AGREEMENT]

MDCPV INTERMEDIATE (UMBRELLA), L.P.

By: Madison Dearborn Partners V-A&C, L.P., its General Partner

By: Madison Dearborn Partners, LLC, its General Partner

By: *
Name: James N. Perry, Jr.
Its: Managing Director

MDCP FOREIGN CO-INVESTORS (UMBRELLA), L.P.

By: Madison Dearborn Partners V-A&C, L.P., its General Partner

By: Madison Dearborn Partners, LLC, its General Partner

By: *
Name: James N. Perry, Jr.
Its: Managing Director

MDCP US CO-INVESTORS (UMBRELLA), L.P.

By: Madison Dearborn Partners V-A&C, L.P., its General Partner

By: Madison Dearborn Partners, LLC, its General Partner

By: *
Name: James N. Perry, Jr.
Its: Managing Director

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” under the heading of MDP INVESTORS:

/s/ JAMES N. PERRY, JR.
Name: James N. Perry, Jr.
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT 1 TO PRINCIPAL INVESTORS AGREEMENT, REGISTRATION

RIGHTS AGREEMENT AND STOCKHOLDERS AGREEMENT]

PEP INVESTORS

PROVIDENCE INVESTORS V (UNIVISION) L.P.

By: Providence Umbrella GP L.L.C., its General Partner

By: *
Name: Mark Masiello
Its: Managing Director

PROVIDENCE EQUITY PARTNERS V (UMBRELLA US) L.P.

By: Providence Equity GP V L.P., its General Partner

By: Providence Equity Partners V L.L.C., its General Partner

By: *
Name: Mark Masiello
Its: Managing Director

PROVIDENCE INVESTORS VI (UNIVISION) L.P.

By: Providence VI Umbrella GP L.L.C., its General Partner

By: *
Name: Mark Masiello
Its: Managing Director

PROVIDENCE EQUITY PARTNERS VI (UMBRELLA US) L.P.

By: Providence Equity GP VI L.P., its General Partner

By: Providence Equity Partners VI L.L.C., its General Partner

By: *
Name: Mark Masiello
Its: Managing Director

[SIGNATURE PAGE TO AMENDMENT 1 TO PRINCIPAL INVESTORS AGREEMENT, REGISTRATION

RIGHTS AGREEMENT AND STOCKHOLDERS AGREEMENT]

PROVIDENCE CO-INVESTORS (UNIVISION) L.P.

By: Providence Umbrella GP L.L.C., its General Partner

By: *
Name: Mark Masiello
Its: Managing Director

PROVIDENCE CO-INVESTORS (UNIVISION US) L.P.

By: Providence Umbrella GP L.L.C., its General Partner

By: *
Name: Mark Masiello
Its: Managing Director

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” under the heading of PEP INVESTORS:

/s/ MARK MASIELLO
Name: Mark Masiello
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT 1 TO PRINCIPAL INVESTORS AGREEMENT, REGISTRATION

RIGHTS AGREEMENT AND STOCKHOLDERS AGREEMENT]

SCG INVESTMENTS II, LLC, a Delaware LLC

By:	/s/ ADAM CHESNOFF
Name: Adam Chesnoff
Title: Manager

[SIGNATURE PAGE TO AMENDMENT 1 TO PRINCIPAL INVESTORS AGREEMENT, REGISTRATION

RIGHTS AGREEMENT AND STOCKHOLDERS AGREEMENT]

TPG INVESTORS

TPG UMBRELLA IV, L.P.

By: TPG Advisors IV, Inc., its General Partner

By: *
Name: Clive D. Bode
Title: Vice President

TPG UMBRELLA V, L.P.

By: TPG Advisors V, Inc., its General Partner

By: *
Name: Clive D. Bode
Title: Vice President

TPG UMBRELLA INTERNATIONAL IV, L.P.

By: TPG Advisors IV, Inc., its General Partner

By: *
Name: Clive D. Bode
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT 1 TO PRINCIPAL INVESTORS AGREEMENT, REGISTRATION

RIGHTS AGREEMENT AND STOCKHOLDERS AGREEMENT]

TPG UMBRELLA INTERNATIONAL V, L.P.

By: TPG Advisors V, Inc., its General Partner

By: *
Name: Clive D. Bode
Title: Vice President

TPG UMBRELLA CO-INVESTMENT, L.P.

By: TPG Advisors V, Inc., its General Partner

By: *
Name: Clive D. Bode
Title: Vice President

TPG UMBRELLA INTERNATIONAL CO-INVESTMENT, L.P.

By: TPG Advisors V, Inc., its General Partner

By: *
Name: Clive D. Bode
Title: Vice President

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” under the heading of TPG INVESTORS:

By:	/s/ CLIVE D. BODE
	Name:	Clive D. Bode
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT 1 TO PRINCIPAL INVESTORS AGREEMENT, REGISTRATION

RIGHTS AGREEMENT AND STOCKHOLDERS AGREEMENT]

THL INVESTORS

THOMAS H. LEE EQUITY FUND VI, L.P.

By: THL Equity Advisors VI, LLC, its General Partner

By: Thomas H. Lee Partners, L.P., its Sole Member

By: Thomas H. Lee Advisors, LLC, its General Partner

By: *
Name: Scott Sperling
Its: Managing Director

THL EQUITY FUND VI INVESTORS (UNIVISION), L.P.

By: THL Equity Advisors VI, LLC, its General Partner

By: Thomas H. Lee Partners, L.P., its Sole Member

By: Thomas H. Lee Advisors, LLC, its General Partner

By: *
Name: Scott Sperling
Its: Managing Director

THL EQUITY FUND VI INTERMEDIATE INVESTORS (UNIVISION), L.P.

By: THL Equity Advisors VI, LLC, its general partner

By: Thomas H. Lee Partners, L.P., its sole member

By: Thomas H. Lee Advisors, LLC, its general partner

By: *
Name: Scott Sperling
Its: Managing Director

[SIGNATURE PAGE TO AMENDMENT 1 TO PRINCIPAL INVESTORS AGREEMENT, REGISTRATION

RIGHTS AGREEMENT AND STOCKHOLDERS AGREEMENT]

THL EQUITY FUND VI INTERMEDIATE INVESTORS (UNIVISION US), L.P.

By: THL Equity Advisors VI, LLC, its General Partner

By: Thomas H. Lee Partners, L.P., its Sole Member

By: Thomas H. Lee Advisors, LLC, its General Partner

By: *
Name: Scott Sperling
Its: Managing Director

THL EQUITY FUND VI INVESTORS (GS), LLC

By: THL Equity Advisors VI, LLC, its Manager

By: *
Name: Scott Sperling
Its: Managing Director

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” under the heading of THL INVESTORS:

By:	/s/ SCOTT SPERLING
	Name:	Scott Sperling
	Its:	Managing Director

[SIGNATURE PAGE TO AMENDMENT 1 TO PRINCIPAL INVESTORS AGREEMENT, REGISTRATION

RIGHTS AGREEMENT AND STOCKHOLDERS AGREEMENT]